SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                           Amendment to Current Report


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                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 8, 2005


                            SoftNet Technology Corp.
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               (Exact name of Registrant as specified in charter)


    Nevada                       000-07693                      74-3035831
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(State or other               (Commission file               (I.R.S. Employer
jurisdiction of                   number)                 Identification Number)
incorporation)


                           1 Anderson Road, Suite 105
                         Bernardsville, New Jersey 07924
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                    (Address of Principal Executive Offices)


                                 (908) 204-9911
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                     (Telephone Number, Including Area Code)


                                   T&G 2, Inc.
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          (Former name or former address, if changes since last report)






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






Item 8.01  Other Events.
------------------------

     On or about July 2004, Cross Capital Fund, LLC ("Cross Capital") defaulted on the Investment Exchange Agreement (the "Agreement"), entered into by and between SoftNet Technology Corp. (f/n/a T&G2, Inc.), a Nevada corporation, (the "Company"). (See, Form 8-K dated April 23, 2004). Due to Cross Capital's failure to cure its default, the Company terminated the Agreement in July 2004. The Company seeks a full accounting of the 2,000,000 shares of the Company's Series B Convertible Preferred Stock issued under the Agreement and intends to exercise any and all rights, to the fullest extent possible.


Item 9.01  Financial Statements and Exhibits.
---------------------------------------------

     a.   Financial Statements of Businesses Acquired.

          Not Applicable

     b.   Pro Forma Financial Information.

          Not Applicable

     c.   Exhibits.

          Not Applicable


                                   Signatures
                                   ----------

     Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 8, 2005                          SoftNet Technology Corp.
                                               (Registrant)


                                                /s/ James M. Farinella
                                               --------------------------------
                                               James M. Farinella/President
                                               and CEO









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